PARTICIPATION AGREEMENT

     PARTICIPATION AGREEMENT (the "Agreement") made by and between SCUDDER VARIABLE LIFE INVESTMENT FUND (the "Fund"), a Massachusetts business trust created under a Declaration of Trust dated March 15, 1985, as amended, with a principal place of business in Boston, Massachusetts and CHARTER NATIONAL LIFE INSURANCE COMPANY, a Missouri corporation (the "Company"), with a principal place of business in St. Louis, Missouri, on behalf of Charter National Variable Annuity Account and Charter National Variable Account, each a separate account of the Company, and any other separate account of the Company as designated by the Company from time to time, upon written notice to the Fund in accordance with Section 10 herein (together, the "Account").

     WHEREAS, the Fund acts as the investment vehicle for the separate accounts established for variable life insurance policies and variable annuity contracts (collectively referred to herein as "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements substantially identical to this Agreement ("Participating Insurance Companies") and their affiliated insurance companies; and

     WHEREAS, the beneficial interest in the Fund is divided into several series of shares of beneficial interest ("Shares"), and additional series of Shares may be established, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities; and

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     WHEREAS, - it is in the best interest of Participating Insurance
Companies to make capital contributions if required so that the annual expenses of each Portfolio of the Fund in which a Participating Insurance Company is a shareholder will not exceed a fixed percentage of the Portfolio's average annual net assets; and

     WHEREAS, the Parties desire to evidence their agreement as to certain other matters,

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

     1.  Additional Definition.

     For the purposes of this Agreement, the following definitions shall apply:

        (a) The "expenses of a Portfolio" for any fiscal year shall mean the expenses for such fiscal year as shown in the Statement of Operations (or similar report) certified by the Fund's independent public accountants;

        (b) A "Portfolio's average daily net assets" for each fiscal year shall mean the sum of the net asset values determined throughout the year for the purpose of determining net asset value per Share, divided by the number of such determinations during such year;

     (c) The Company's "Required Contribution" on behalf of the Account in respect of a Portfolio for any fiscal year shall mean an amount equal to the expenses of that Portfolio for such

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year minus the below-indicated percentage of that Portfolio's average daily net assets for the year:

           International Portfolio           1.50%
           Each other Portfolio              0.75%

multiplied by a fraction the denominator of which is the average daily net assets of that Portfolio and the numerator of which is the average daily net asset value of the Shares of that Portfolio owned by the Account (referred to herein as a "Participating Shareholder"). The Company's Required Contribution in respect of a Portfolio shall be pro-rated based on the number of business days on which this Agreement is in effect for periods of less than a fiscal year.

        (d) The "average daily net asset value of the Shares of the Portfolio" owned by the Account for any fiscal year of the Fund shall mean the greater of (i) $500,000 or (ii) the sum of the aggregate net asset values of the Shares so owned determined during the fiscal year, as of each determination of the net asset value per Share, divided by the total number of determinations of net asset value during such year.

        (e) "Shares" means shares of beneficial interest, without par value, of any Portfolio, now or hereafter created, of the Fund.

     2.  Capitol Contribution.

     The Company on behalf of the Account shall, within sixty days after the end of each fiscal year of the Fund, make a capital contribution to the Fund in respect of each Portfolio equal to the Required Contribution for that Portfolio for such year; provided,

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however, that in the event that both clauses (i) and (ii) of paragraph (d)
of Section 1 of this Agreement or similar agreements are applicable to different Participating Insurance Companies during the same fiscal year, there shall be a proportionate reduction of the Required Contribution of each Participating Insurance Company to which said clause (ii) is applicable so that the total of all required capital contributions to the Fund on behalf of any Portfolio is not greater than the excess of the expenses of that Portfolio for that fiscal year less the percentage of that Portfolio's total expenses set forth in paragraph (c) of Section 1 of this Agreement for such fiscal year.

     3.  Duty of Fund to Sell.

     The Fund shall make its shares available for purchase at the applicable net asset value per Share by Participating Insurance
Companies and their affiliates and separate accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission; provided, however, that the Trustees of the Fund may refuse to sell Shares of any Portfolio to any person, or suspend or terminate the offering of Shares of any Portfolio, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, necessary in the best interest of the shareholders of any Portfolio.

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     4.  Requirement to Execute Participation Agreement; Requests.

     Each Participating Insurance Company shall, prior to purchasing Shares in the Fund, execute and deliver a participation agreement in a form substantially identical to this Agreement.

     The Fund shall make available, upon written request from the Participating Insurance Company given in accordance with Paragraph 10, to each Participating Insurance Company which has executed an Agreement and which Agreement has not been terminated pursuant to Paragraph 8 (i) a list of all other Participating Insurance Companies, and (ii) a copy of the Agreement as executed by any other Participating Insurance Company.

     The Fund shall also make available upon request to each Participating Insurance Company which has executed an Agreement and which Agreement has not been terminated pursuant to Paragraph 8, the net asset value of any Portfolio of the Fund as of any date upon which the Fund calculates the net asset value of its Portfolios for the purpose of purchase and redemption of Shares.

     5.  Indemnification.

       (a) The Company agrees to indemnify and hold harmless the Fund and each of its Trustees and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the Securities Act of 1933 (the "Act") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), arising out of the acquisition of any Shares by any person, to which the Fund or such Trustees, officers or controlling person may become subject under the Act, under any other statute, at common law or otherwise, which (i) may be based

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upon any wrongful act by the Company, any of its employees or representatives, any affiliate of or any person acting on behalf of the Company or a principal underwriter of its insurance products, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by the Company, or (iii) may be based on any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering insurance products sold by the Company or any insurance company which is an affiliate thereof, or any amendments or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Company or such affiliate by or on behalf of the Fund; provided, however, that in no case (i) is the Company's indemnity in favor of a Trustee or officer or any other person deemed to protect such Trustee or officer or other person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under

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

this Agreement or (ii) is the Company to be liable under its indemnity agreement contained in this Paragraph 5 with respect to any claim made against the Fund or any person indemnified unless the Fund or such person, as the case may be, shall have notified the Company in writing pursuant to Paragraph 10 within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon the Fund or upon such person (or after the Fund or such person shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it has to the Fund or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this Paragraph 5. The Company shall be entitled to participate, at its own expense, in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if it elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Fund, to its officers and Trustees, or to any controlling person or persons, defendant or defendants in the suit. In the event that the Company elects to assume the defense of any such suit and retain such counsel, the Fund, such officers and Trustees or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, but, in case the Company does not elect to assume the defense of any such suit, the Company will reimburse the Fund, such officers and Trustees or

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controlling person or persons, defendant or defendants in such suit, for the reasonable fees and expenses of any counsel retained by them. The Company agrees promptly to notify the Fund pursuant to Paragraph 10 of the commencement of any litigation or proceedings against it in connection with the issue and sale of any Shares.

        (b) The Fund agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which it or such directors, officers or controlling person may become subject under the Act, under any other statute, at common law or otherwise, arising out of the acquisition of any Shares by any person which (i) may be based upon any wrongful act by the Fund, any of its employees or representatives or a principal underwriter of the Fund, or
(ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance upon information furnished to the Fund by the Company or (iii) may be based on any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering insurance products

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

sold by the Company, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; provided, however, that in no case (i) is the Fund's indemnity in favor of a director or officer or any other person deemed to protect such director or officer or other person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement or (ii) is the Fund to be liable under its indemnity agreement in this Paragraph 5 with respect to any claims made against the Company or any such director, officer or controlling person, as the case may be, shall have notified the Fund in writing pursuant to Paragraph 10 within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon it or upon such director, officer or controlling person (or after the Company or such director, officer or controlling person shall have received notice of such service on any designated agent), but failure to notify the Fund of any claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in

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

this Paragraph. The Fund will be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Fund elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Company, its directors, officers or controlling person or persons, defendant or defendants, in the suit. In the event the Fund elects to assume the defense of any such suit and retain such counsel, the Company, its directors, officers or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, but, in case the Fund does not elect to assume the defense of any such suit, it will reimburse the Company or such directors, officers or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Fund agrees promptly to notify the Company pursuant to Paragraph 10 of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any Shares.

     6. Procedure for Resolving Irreconcilable Conflicts.

        (a) The Trustees of the Fund will monitor the operations of the Fund for the existence of any material irreconcilable conflict among the interests of all the contract holders and policy owners of Variable Insurance Products (the "Participants") of all separate accounts investing in the Fund. An irreconcilable material conflict may arise, among other things, from: (a) an action by any

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

state insurance regulatory authority; (b) a change in applicable insurance laws or regulations; (c) a tax ruling or provision of the Internal Revenue Code or the regulations thereunder; (d) any other development relating to the tax treatment of insurers, contract holders or policy owners or beneficiaries of Variable Insurance Products; (e) the manner in which the investments of any Portfolio are being managed; (f) a difference in voting instructions given by variable annuity contract holders, on the one hand, and variable life insurance policy owners, on the other hand, or by the contract holders or policy owners of different participating insurance companies; or (g) a decision by an insurer to override the voting instructions of Participants.

       (b) The Company will be responsible for reporting any potential or existing conflicts to the Trustees of the Fund. The Company will be responsible for assisting the Trustees in carrying out their responsibilities under this Paragraph 6(b) and Paragraph 6(a), by providing the Trustees with all information reasonably necessary for the Trustees to consider the issues raised. The Fund will also request its investment adviser to report to the Trustees any such conflict which comes to the attention of the adviser.

        (c) If it is determined by a majority of the Trustees of the Fund, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists involving the Company, the Company shall, at its expense, and to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take whatever steps are necessary to eliminate the irreconcilable

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material conflict, including withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Fund, offering to the affected Participants the option of making such a change or establishing a new funding medium including a registered investment company.

     For purposes of this Paragraph 6(c), the Trustees, or the disinterested Trustees, shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict. In the event of a determination of the existence of an irreconcilable material conflict, the Trustees shall cause the Fund to take such action, such as the establishment of one or more additional Portfolios, as they in their sole discretion determine to be in the interest of all shareholders and Participants in view of all applicable factors, such as cost, feasibility, tax, regulatory and other considerations. In no event will the Fund be required by this Paragraph 6(c) to establish a new funding medium for any variable contract or policy.

     The Company shall not be required by this Paragraph 6(c) to establish a new funding medium for any variable contract or policy if an offer to do so has been declined by a vote of a majority of the Participants materially adversely affected by the material irreconcilable conflict. The Company will recommend to its Participants that they decline an offer to establish a new funding medium only if the Company believes it is in the best interest of the Participants.

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     (d) The Trustees' determination of the existence of an irreconcilable material conflict and its implications promptly shall be communicated to all Participating Insurance Companies by written notice thereof delivered or mailed, first class postage prepaid.

     7. Voting Privileges.

     The Company shall be responsible for assuring that its separate account or accounts participating in the Fund shall use a calculation method of voting procedures substantially the same as the following: those Participants permitted to give instructions and the number of Shares for which instructions may be given will be determined as of the record date for the Fund shareholders' meeting, which shall not be more than 60 days before the date of the meeting. Whether or not voting instructions are actually given by a particular Participant, all Fund shares held in any separate account or sub-account thereof and attributable to policies will be voted for, against, or withheld from voting on any proposition in the same proportion as (i) the aggregate record date cash value held in such sub-account for policies giving instructions, respectively, to vote for, against, or withhold votes on such proposition, bears to (ii) the aggregate record date cash value held in the sub-account for all policies for which voting instructions are received. Participants continued in effect under lapse options will not be permitted to give voting instructions. Shares held in any other insurance company general or separate account or sub-account thereof will be voted in the proportion

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specified in the second preceding sentence for shares attributable to policies.

     8. Duration and Termination.

     This Agreement shall remain in force one year from the date of its execution (such date and any anniversary of such date being hereinafter called a "Renegotiation Date"), and from year to year thereafter provided that neither the Company nor the Fund shall have given written notice to the other within thirty (30) days prior to a Renegotiation Date that it desires to renegotiate the amount or contribution to capital due hereunder ("Renegotiation Notice"). In the event any other Participating Insurance Company (which thereafter remains a Participating Insurance Company) shall cease to be subject to the obligation to make capital contributions under the terms of their respective Participation Agreement, this agreement will remain in effect; however, the Company shall discontinue payment of capital contributions as defined in paragraph (c) of Section 1 of this Agreement.

     If a Renegotiation Notice is properly given as aforesaid and the Fund and the Company shall fail, within sixty (60) days after the renegotiation date, either to enter into an amendment to this Agreement or a written acknowledgment that the Agreement shall continue in effect, this Agreement shall terminate as of the one hundred twentieth day after such Renegotiation Date. If this Agreement is so terminated, the Fund may, at any time thereafter, automatically redeem the Shares of any Portfolio held by a Participating Shareholder. This Agreement may be terminated at any

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time, at the option of either of the Company or the Fund, when neither the
Company, any insurance company nor the separate account or accounts of such insurance company which is an affiliate thereof which is not a Participating Insurance Company own any Shares of the Fund or may be terminated by either party to the Agreement upon a determination by a majority of the Trustees of the Fund, or a majority of its disinterested Trustees, following certification thereof by a Participating Insurance Company given in accordance with Paragraph 10 that an irreconcilable conflict exists among the interests of (i) all contract holders and policy holders of Variable Insurance Products of all separate accounts or (ii) the interests of the Participating Insurance Companies investing in the Fund. Notwithstanding anything to the contrary in this Agreement or its termination as provided herein, the Company's obligation to make a capital contribution to the Fund in accordance with this Agreement at the time in effect shall continue (i) following a properly given Renegotiation Notice, in the absence of agreement otherwise, until termination of this Agreement, and (ii) (except termination due to the existence of an irreconcilable conflict), following termination of this Agreement, until the later of the anniversary of the date of this Agreement or the date on which the Company, its separate account(s) or the separate account(s) of any affiliated insurance company owns no Shares.

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

     9. Compliance.

     The Fund will comply with the provisions of Section 4240(a) of the New York Insurance Law.

     Each Portfolio of the Fund will comply with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), relating to diversification requirements for variable annuity, endowment and life insurance contracts. Specifically, each Portfolio will comply with either (i) the requirement of Section 817(h)(1) of the Code that its assets be adequately diversified, or (ii) the "Safe Harbor for Diversification" specified in Section 817(h)(2) of the Code, or (iii) the diversification requirement of Section 817(h)(1) of the Code by having all or part of its assets invested in U.S. Treasury securities which quality for the "Special Rule for Investments in United States Obligations" specified in Section 817(h)(3) of the Code.

     The provisions of Paragraphs 6 and 7 of this Agreement shall be interpreted in a manner consistent with any Rule or order of the Securities and Exchange commission under the Investment Company Act of 1940, as amended, applicable to the parties hereto.

     No shares of any Portfolio of the Fund may be sold to the general public.

     10.  Notices.

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party

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set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Fund:

          Scudder Variable Life Investment Fund
          175 Federal Street
          Boston, Massachusetts  02110
          (617) 482-3990
          Attn.:  David B. Watts

     If to the Company:

          Charter National Life Insurance Company
          8301 Maryland Avenue
          St. Louis, Missouri 63105
          Attn.:  Gregory R. Barstead

     11. Massachusetts Law to Apply.

     This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

     12. Miscellaneous.

     The name "Scudder Variable Life Investment Fund" is the designation of the Trustees for the time being under a Declaration of Trust dated March 15, 1985, as amended, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. No Portfolio shall be liable for any obligations properly attributable to any other Portfolio.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

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This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

    13. Entire Agreement.

     This Agreement incorporates the entire understanding and agreement among the parties hereto, and supersedes any and all prior understandings and agreements between the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the 3rd day of September, 1993.

SEAL                                        SCUDDER VARIABLE LIFE
                                               INVESTMENT FUND

                                            By:__________________________
                                                /S/ David B. Watts
                                               David B. Watts
                                               President

SEAL                                           CHARTER NATIONAL LIFE
                                                 INSURANCE COMPANY

                                            BY:___________________________
                                               /S/Gregory R. Barstead
                                            Its: Executive Vice President

                          REIMBURSEMENT AGREEMENT


     REIMBURSEMENT AGREEMENT (the "Agreement") made by and between SCUDDER, STEVENS & CLARK LTD., a Delaware corporation ("SS&C"), with a principal place of business in Boston, Massachusetts and CHARTER NATIONAL LIFE INSURANCE COMPANY, a Missouri corporation (the "Company"), with a principal place of business in St. Louis, Missouri.

     WHEREAS, SS&C has caused to be organized Scudder Variable Life Investment Fund (the "Fund"), a Massachusetts business trust created under a Declaration of Trust dated March 15, 1985, the beneficial interest in which is divided into several series, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities; and

     WHEREAS, the purpose of the FUND is to act as the investment vehicle for the separate accounts established for variable life insurance policies and variable annuity contracts to be offered by insurance companies which have entered into reimbursement agreements substantially identical to this Agreement ("Participating Insurance Companies"); and

     WHEREAS, it is in the best interest of the parties hereto for Participating Insurance Companies, including the Company, to assume a portion of the organization and other expenses incurred by SS&C in connection with the FUND; and

     WHEREAS, the parties desire to express their agreement as to certain other matters;

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

     1.  Additional Definitions.

     For purposes of this Agreement, the following definitions shall apply:

         (a) The "average annual net asset value of the Shares of each Portfolio of the Fund" shall mean the sum of the aggregate net asset values of the Shares of such Portfolio owned by the Company, the separate account or accounts of the Company, and any insurance company or the separate account or accounts of such insurance company which is an affiliate thereof which is not a Participating Insurance Company (each individually referred to herein as a "Participating Shareholder" or collectively as the "Participating Shareholders") determined as of each determination of the net asset value per Share of the Fund during the fiscal year, divided by the number of such determinations during such year.

         (b) "Shares" means shares of beneficial interest, without par value, of any Portfolio, now or hereafter created, of the Fund.

     2.  Initial Reimbursement Fee.

     Simultaneously with the execution of this Agreement, the Company has paid to SS&C a fee ("Reimbursement Fee") in the

                                   2                                5091J
amount of $10,000 in order partially to defray expenses incurred by SS&C in connection with the organization of the Fund.


     3.  Annual Reimbursement Fee

     For a period of five years from the date of this Agreement, the Company shall in respect of each fiscal year of the Fund pay to SS&C a sum equal to (i) $25,000 (or such lesser amount as is provided in the next subsequent sentence) less (ii) the sum of the average annual net asset value of the Shares of each Portfolio of the Fund held during such fiscal year by the Participating Shareholders multiplied by the annual advisory fee applicable to such Portfolio pursuant to an Investment Advisory Agreement dated July 12, 1985 between SS&C and the Fund, or any superseding or amended agreement. If this Agreement commences or terminates on a date other than the first day of a fiscal year of the Fund, the amount of $25,000 in the calculation for such year prescribed in the preceding sentence shall be reduced in the proportion that the number of business days in such fiscal year during which this Agreement is in effect bears to the total number of business days in such fiscal year.

     4.  Fund Exclusive Funding Vehicle until Minimum Size Attained.

     Until such time as the aggregate net assets of the Fund shall first have reach $200,000,000, neither the Company nor any person controlling, controlled by, or under common control with the Company, shall, during the term of this Agreement and

                                     3                              5091J
without the express written consent of SS&C, offer any variable life insurance policy or variable annuity contract which permits the policy or contract holder to designate that a portion of the premium be invested in, or represent an investment in, directly or indirectly, securities of a registered investment company other than the fund.

     5.  Access to Other Products.

     SS&C shall permit a Participating Shareholder to participate in any registered investment company other than the Fund which is intended as the funding vehicle for insurance products and for which SS&C or an affiliate of SS&C acts as investment adviser, on the same basis as other insurance companies are permitted to participate in such a registered investment company; This provision shall not require SS&C to make available to the Company shares of any investment company which is organized solely as the funding vehicle for insurance products offered by a single insurance company or a group of affiliated insurance companies.

     6.  Right to Review and Approve Sales Materials.

     The Company shall furnish, or shall cause to be furnished, to SS&C or its designee, at least twenty days prior to its intended use, each piece of promotional material in which SS&C or the Fund is named. No such material shall be used unless SS&C or its designee shall have approved such use in writing, or 20 days shall have elapsed without approval, rejection or objection since receipt by SS&C or its designee of such material.

                                      4                             5091J

     SS&C shall furnish, or shall cause to be furnished, to the Company or its designee, at least twenty days prior to its intended use, each piece of promotional material in which the Company or its separate account(s) is named. No such material shall be used unless the Company or its designee shall have approved such use in writing, or 20 days shall have elapsed without approval, rejection or objection since receipt by the Company or its designee of such material.

     7.  Sales Organization Meetings.

     Representatives of SS&C or its designee shall meet with the sales organizations of the Company at such reasonable times and places as may be agreed upon by the Company and SS&C or its designee for the purpose of educating sales personnel about the Fund.

     8.  Duration.

     This Agreement shall continue in effect for five (5) years from the date of its execution, except that the obligation of each party hereto to indemnify the other party hereto shall continue with respect to all losses, claims, damages, liabilities or litigation based upon the acquisition of Shares purchased as the funding vehicle for any variable life insurance policy or variable annuity contract issued by the Company or any affiliated insurance company.

     9.  Indemnification.

     The Company agrees to indemnify and hold harmless SS&C and each of its Directors and officers and each person, if any, who

                                      5                             5091J
controls SS&C within the meaning of Section 15 of the Securities Act of 1933 (the "ACT") or any person, controlled by or under common control with SS&C ("affiliate") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which SS&C or such Directors, officers or controlling person may become subject under the Act, under any other statute, at common law or otherwise, arising out of the acquisition of any Shares by any person which (i) may be based upon any wrongful act by the Company, any of its employees or representatives, any affiliate of or any person acting on behalf of the Company or a principal underwriter of its insurance products, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to SS&C or the Fund by the Company, provided, however, that in no case (i) is the Company's indemnity in favor of a Director or officer or other person deemed to protect such Director or officer or other person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and

                                    6                               5091J
duties under this Agreement or (ii) is the Company to be liable under its indemnity agreement contained in this Paragraph 9 with respect to any claim made against SS&C or any person indemnified unless SS&C or such person, as the case may be, shall have notified the Company in writing pursuant to Paragraph 11 within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon SS&C or upon such person (or after SS&C or such person shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it has to SS&C or any person against whom such action is brought otherwise than on account of the indemnity agreement contained in this Paragraph 9. The Company shall be entitled to participate, at its own expense, in the defense, or, it is so elects, to assume the defense of any suit brought to enforce any such liability, but, if it elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to SS&C, to it officers and Directors, or to any controlling person or persons, defendant or defendants in the suit, In the event that the Company elects to assume the defense of any such suit and retain such counsel, SS&C, such officers and Directors or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, but, in case the Company does not elect to assume the

                                  7                                 5091J
defense of any such suit, the Company will reimburse SS&C, such officers and Directors or controlling person or persons, defendant or defendants in such suit, for the reasonable fees and expenses of any counsel retained by them. The Company agrees promptly to notify SS&C pursuant to Paragraph 11 of the commencement of any litigation or proceedings against it in connection with the issue and sale of any Shares.

     SS&C agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which it or such directors, offices or controlling person may become subject under the Act, under any other statute, at common law or otherwise, arising out of the acquisition of any Shares by any person which
(i) may be based upon any wrongful act by SS&C, any of its employees or representatives or a principal underwriter of the Fund, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Company by SS&C; provided, however, that in no case (i) is SS&C's indemnity

                                    8                               5091J
in favor of a director or officer or any other person deemed to protect such director or officer or other person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement or (ii) is SS&C to be liable under its indemnity agreement contained in this Paragraph 9 with respect to any claims made against the Company or any such director, officer or controlling person unless it or such director, officer or controlling person, as the case may be, shall have notified SS&C in writing pursuant to Paragraph 11 within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon it or upon such director, officer or controlling person (or after the Company or such director, officer or controlling person shall have received notice of such service on any designated agent), but failure to notify SS&C of any claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this Paragraph 9. SS&C will be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if SS&C elects to assume the defense, such defense shall be conducted by counsel chosen by it an satisfactory to the Company, it directors,

                                  9                                 5091J
officers or controlling person or persons, defendant or defendants, in the suit. In the event SS&C elects to assume the defense of any such suit and retain such counsel, the Company, its directors, officers or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, but, in case SS&C does not elect to assume the defense of any such suit, it will reimburse the Company, or such directors, officers or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. SS&C agrees promptly to notify the Company pursuant to Paragraph 11 of the commencement of any litigation or proceedings against it or any of its officers or Directors in connection with the issuance or sale of any Shares.

     10.  Massachusetts Law to Apply

     This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

     11.  Notices.

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                                  10                               5091J

     If to SS&C:

          Scudder, Stevens & Clark Ltd.
          175 Federal Street
          Boston, Massachusetts  02110
          (617) 482-3990
          Attn:  David B. Watts

     If to the Company:

          Charter National Life Insurance Company
          8301 Maryland Avenue
          St. Louis, Missouri  63105
          Attn:  David T. Cumming

     12.  Miscellaneous

     The captions in the Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

                                 11                                 5091J

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the 9th day of June, 1986.


SEAL                                         SCUDDER, STEVENS & CLARK LTD.

                                             BY___________________________
                                                /S/ David B. Watts
                                                    Managing Director


SEAL                                         CHARTER NATIONAL LIFE
                                               INSURANCE COMPANY

                                             BY___________________________
                                                /S/ G. Thomas Mitchell
                                             Its Executive Vice President

                                  12                                5091J

SCUDDER, STEVENS & CLARK
    Investment Counsel

    175 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110
      617  482-3990


                                         June 12, 1986




Charter National Life
   Insurance Company
8301 Maryland Avenue
St. Louis,  Missouri  63105

Gentlemen:

     Reference is made to the Reimbursement Agreement between Scudder, Stevens & Clark Ltd. and Charter National Life Insurance Company (the "Company") dated June 9, 1986 (the "Agreement").

     As an additional inducement for the Company entering into the Agreement, Scudder, Stevens, & Clark Ltd. hereby agrees that Scudder, Stevens & Clark Ltd. and the Company each has a duty to the other party to cooperate in any investigation relating to the subject matter of the Agreement conducted by any regulatory or other governmental body having jurisdiction.

     If the foregoing represents your understanding, please sign the extra copy of this letter provided and return it to the undersigned.

                                         SCUDDER, STEVENS & CLARK LTD.


                                         By __________________________
                                            /S/David B. Watts


The foregoing represents our understanding.

CHARTER NATIONAL LIFE INSURANCE COMPANY


By __________________________
   /S/ G. Thomas Mitchell

                                                               5/22/86


                      Scudder Fund Distributors, Inc.
                            175 Federal Street
                      Boston, Massachusetts  02110

                PARTICIPATING CONTRACT AND POLICY AGREEMENT


Dear Sirs:

     We (sometimes hereinafter referred to as "SFD") are the Principal Underwriter of shares of Scudder Variable Life Investment Fund (the "Fund"), a no-load, open-end, diversified registered management investment company established in 1985 as a Massachusetts business trust. The Fund is a series fund consisting of the Money Market Portfolio, Managed Bond Portfolio, Managed Equity Portfolio, Managed Diversified Portfolio and five Managed Zero Coupon Portfolios maturing in 1990, 1995, 2000, 2005 and 2010, respectively (individually or collectively hereinafter referred to as the "Portfolio" or the "Portfolios"). Additional Portfolios may be created from time to time. The Fund is the funding vehicle for variable annuity contracts and variable life insurance policies ("Participating Contracts and Policies") to be offered to the separate accounts (the "Accounts") of certain life insurance companies ("Participating Insurance companies"). Owners of Participating Contracts and Policies will designate a portion of their premium to be invested in insurance company separate accounts or sub-accounts which invest in, or represent an investment in, directly or indirectly, shares of beneficial interest ("Shares") of the Portfolios of the Fund . You are a registered broker-dealer which intends to offer and sell Participating Contracts and Policies. In connection with such offer and sale you will be obligated to deliver the prospectuses of such Participating Contracts and Policies and, contemporaneously therewith, the prospectus of the Fund. Sales of Shares to Participating Insurance Companies or their affiliates or the separate accounts of either shall be effected solely by us as principal underwriter of the Fund, and not by you. The relationship between us shall be further governed by the following terms and conditions:

     1. To the extent, if any, that your activities or the activities of the Participating Insurance Companies in connection with the sale of Participating Contracts and Policies may constitute the sale of Shares, you and we agree that (i) we are the sole "principal underwriter" of the Fund and the sole "underwriter" of the Shares as those terms are defined in the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"), respectively, and (ii) neither you nor the Participating Insurance Companies or the Accounts shall be deemed to be "principal underwriters" of the Fund or "underwriters" of the Fund within the meaning of the 1940 Act and the 1933 Act, respectively.

     2.  You hereby represent and warrant to us as follows:

       (a) You are a corporation duly organized and validly existing in good standing under the laws of the State of Missouri and have full power and authority to enter into this Agreement.

       (b) This Agreement has been duly authorized, executed and delivered by you and is a valid and binding obligation enforceable against you in accordance with its terms.

       (c) Your compliance with the provisions of this Agreement will not conflict with or result in a violation of the provisions of your charter or by-laws, or any stature or any judgment, decree, order, rule or regulation of any court or governmental agency or body having jurisdiction.

                                  2                                 5089J

     3.  We hereby represent and warrant to you as follows:

       (a) A registration statement (File No. 2-96461) on Form N-1A with respect to the Shares (x) has been prepared by the Fund in conformity with the requirements of the 1940 Act and the 1933 Act and all applicable published instructions, rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission"), (y) has been filed with the Commission, and (z) is currently effective. The registration statement, including financial statements and exhibits, and the final prospectus, including the statement of additional information, as subsequently amended and supplemented, are herein respectively referred to as the (Registration Statement" and the "Prospectus".

       (b) The Registration Statement and the Prospectus and any amendment or supplement thereto will contain all statements required to be stated therein and will comply in all material respects with the requirements of the 1940 Act, the 1933 Act and the Rules and Regulations, and the Registration Statement and any post-effective amendment thereto will not contain or incorporate by reference any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Prospectus and any amendment or supplement thereto will not contain or incorporate by reference any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

       (c) We are a corporation duly organized and validly existing in good standing under the laws of The Commonwealth of Massachusetts and have full power and authority to enter into this Agreement.

       (d) This Agreement has been duly authorized, executed and delivered by us and is a valid and binding obligation enforceable against us in accordance with its terms.

       (e) Our compliance with all of the provisions of this Agreement will not conflict with or result in a violation of the provisions of our charter or by laws, or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body having jurisdiction over us.

                                   3                                5089J

     4.  You hereby covenant and agree with us as follows:

       (a) You shall be an independent contractor and neither you nor any of your directors, partners, officers or employees as such, is or shall be an employee of us or of the Fund. You are responsible for your own conduct and the employment, control and conduct of your agents and employees and for injury to such agents or employees or to other through your agents or employees.

       (b) You or one or more Participating Insurance Companies will be responsible for insuring compliance with all applicable laws and regulations of any regulatory body having jurisdiction over you or Participating Contracts and Policies.

       (c) No person is authorized to make any representations concerning Shares except those contained in the prospectus and statement of additional information relating thereto and in such printed information as issued by us for use as information supplemental to the prospectus. In offering Participating Contracts and Policies you shall, with respect to the Fund and the Shares, rely solely on the representations contained in the prospectus and statement of additional information and in the above-mentioned supplemental information.

       (d) You are not entitled to any compensation whatsoever from us or the Fund with respect to offers of Participating Contracts and Policies.

     5.  We hereby covenant and agree with you as follows:

       (a) If, at any time when a prospectus relating to the Shares is required to be delivered under the 1940 Act, the 1933 Act or the Rules and Regulations, we become aware of the occurrence of any event as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which made, not misleading, or if we become aware that it has become necessary at any time to amend or supplement the Prospectus to comply with the 1940 Act, the 1933 Act or the Rules and Regulations, we will promptly notify you and promptly request the Fund to prepare and to file with the Commission an amendment to the Registration Statement or supplement to the Prospectus which will correct such statement or omission or an amendment or supplement which will

                                 4                                  5089J
effect such compliance, and deliver to you copies of any such amendment or supplement.

       (b) We will cooperate with you in taking such action as may be necessary to qualify the Shares for offering and sale under the securities or Blue Sky laws of any state or jurisdiction as you may request and will continue such qualification in effect so long as is required by applicable law in connection with the distribution of Shares.

     6. We reserve the right in our discretion, without notice, to suspend sales or withdraw the offering of Shares entirely, as to any person or generally. We reserve the right to amend this agreement at any time and you agree that the sale of Participating Contracts and Policies, after notice of any such amendment has been sent to you, shall constitute your agreement to any such amendment.

     7. If we elect to provide to you for the purpose of your offering Participating Contracts and Policies copies of any prospectus and statement of additional information relating to the Shares and printed information supplemental thereto, we shall furnish you with such copies as you reasonably request upon the payment of reasonable charges therefor by you or one or more Participating Insurance Companies. If we elect not to provide such copies of such documents, you or one or more Participating Insurance Companies shall bear the entire cost of printing copies for your use. You shall not use such copies of such documents printed by you or one or more Participating Insurance Companies until you shall have furnished us with a copy thereof and we either have given you written approval for use or twenty days shall have elapsed following our receipt thereof and we have not objected thereto in writing.

     8.
       (a) You will indemnify and hold harmless SFD and each of its directors and officers and each person, if any, who controls SFD within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person's acquiring any Shares, which may be based upon the 1933 Act or any other statute or

                                  5                                5089J
common law, and which (i) may be based upon any wrongful act by you, any of your employees or representatives, any affiliate of or any person acting on behalf of you, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to us or the Fund by you, or (iii) may be based on any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering insurance products sold by you, or any amendments or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to you or a Participating Insurance Company by or on behalf of SFD or the Fund; provided, however, that in no case (i) is the indemnity by you in favor of any person indemnified to be deemed to protect SFD or any such person against any liability to which SFD or any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its or his duties or by reason of its or his reckless disregard of its obligations and duties under this Agreement, or (ii) are you to be liable under your indemnity agreement contained in this paragraph with respect to any claim made against SFD or any person indemnified unless SFD or such person, as the case may be, shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon SFD or upon such person (or after SFD or such person shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which you may have to SFD or any person against whom such action is brought otherwise than on account of your indemnity agreement contained in this paragraph. You shall be entitled to participate, at your own expense, in the defense, or, if you so elect, to assume the defense of any suit brought to enforce any such liability, but, if you elect to assume the defense, such defense shall be conducted by counsel chosen by you and satisfactory to

                                  6                               5089J

SFD, or to its officers or directors, or to any controlling person or persons, defendant or defendants in the suit. In the event that you assume the defense of any such suit and retain such counsel, SFD or such officers or directors or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, but, in case you do not elect to assume the defense of any such suit, you shall reimburse SFD and such officers, directors or controlling person or persons, defendant or defendants in such suit, for the reasonable fees and expenses of any counsel retained by them. You agree promptly to notify SFD of the commencement of any litigation or proceedings against it in connection with the offer, issue and sale of any shares.

        (b) SFD will indemnify and hold harmless you and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person's acquiring any Shares, which may be based upon the 1933 Act or any other statute or common law, and which (i) may be based upon any wrongful act by SFD, any of its employees or representatives, or
(ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance upon information furnished to SFD or the Fund by you or (iii) may be based on any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering insurance products sold by you, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of SFD or the Fund; provided, however, that in no case (i) is the indemnity by SFD in favor of any person indemnified to be deemed to protect you or any such person against any

                                   7                                5089J
liability to which you or any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your or his duties or by reason of your or his reckless disregard of your or his obligations and duties under this Agreement, or
(ii) is SFD to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against you or any person indemnified unless you or such person, as the case may be, shall have notified SFD in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon you or upon such person(or after you or such person shall have received notice of such service on any designated agent), but failure to notify SFD of any such claim shall not relieve SFD from any liability which SFD may have to you or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. SFD shall be entitled to participate, at its own expense, in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if it elects to assume the defense, such defense shall be conducted by counsel chosen by SFD and satisfactory to you, or to your officers or directors, or to any controlling person or persons, defendant or defendants in the suit. In the event that SFD assumes the defense of any such suit and retains such counsel, you or such officers or directors or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by it, but, in case SFD does not elect to assume the defense or any such suit, SFD shall reimburse you and such officers, directors or controlling person or persons, defendant or defendants in such suit, for the reasonable fees and expenses of any counsel retained by it. SFD agrees promptly to notify you of the commencement of any litigation or proceedings against it in connection with the offer, issue and sale of any Shares.

     9. The indemnities, representations, warranties, covenants and agreements of each party to this Agreement as set forth in this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of either of such parties or any of their respective officers, directors, partners or any controlling person, and will survive delivery of and payment for the Shares.

                                   8                               5089J

    10. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each party hereto waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

    11. This Agreement constitutes the entire agreement among the parties concerning the subject matter hereof, and supersedes any and all prior understandings.

    12. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time by either party by written notice given to the other party, provided that the obligation of each party to indemnify the other party pursuant to paragraph 8 hereof shall apply with respect to any Shares sold before or after such termination.

    13. Any notice hereunder shall be duly given if mailed or telegraphed to the other party hereto at the address specified below. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

    14. This Agreement may be executed in any number of counterparts which, taken together shall constitute one and the same instrument. This Agreement shall become effective upon receipt by us of your acceptance hereof.

    15. This Agreement may not be modified or amended except by a written instrument duly executed by the parties hereto.

                                         SCUDDER FUND DISTRIBUTORS, INC.
                                         BY_____________________________
                                            /S/ David S. Lee
                                                Authorized Officer

                                         175 Federal Street
                                         Boston,  Massachusetts  02210

                                   9                                 5089J

                                         The undersigned hereby accepts the
                                         offer set forth in the above
                                         letter.

                                         CNL, Inc.

dated:  June 4, 1986                     By _______________________________
                                            /S/ G. Thomas Mitchell
                                               Authorized Representative

                                         8301 Maryland Avenue
                                         St. Louis, Missouri  63105

                                 10                                 5089J

 SCUDDER FUND DISTRIBUTORS, INC.
UNDERWRITER FOR THE SCUDDER FUNDS
      175 Federal Street
   BOSTON, MASSACHUSETTS  02110
          (617)482-3990




                                       June 12, 1986


CNL, Inc.
8301 Maryland Avenue
St. Louis, Missouri  63105


Gentlemen:

     Reference is made to the Participating Contract and Policy Agreement between Scudder Fund Distributors, Inc. ("SFD") and CNL, Inc. ("Dealer") dated June 4, 1986 (the "Agreement").

     As an additional inducement for Dealer entering into the Agreement, SFD hereby agrees with Dealer, and Dealer hereby agrees with SFD, that SFD and Dealer each has a duty to the other party to cooperate in any investigation relating to the subject matter of the Agreement conducted by any regulatory or other governmental body having jurisdiction.

     SFD hereby further agrees to be responsible for ensuring its compliance with all applicable laws and regulations of any regulatory body having jurisdiction over SFD with respect to the distribution of shares of beneficial interest of Scudder Variable Life Investment Fund.

     If the foregoing represents your understanding, please sign the extra copy of this letter provided and return it to the undersigned.

                                            SCUDDER FUND DISTRIBUTORS, INC.



                                            By ____________________________
                                               /S/ David S. Lee

The foregoing represents our understanding.

CNL, INC.

BY ___________________________
   /S/ G. Thomas Mitchell

                     SCUDDER VARIABLE LIFE INVESTMENT FUND
                             175 Federal Street
                         BOSTON, MASSACHUSETTS  02110
                                (617)482-3990




                                       June 12, 1986




Charter National Life Insurance Company
8301 Maryland Avenue
St. Louis, Missouri  63105


Gentlemen:

     Reference is made to the Participation Agreement between Scudder Variable Life Investment Fund (the "Fund") and Charter National Life Insurance Company (the "Company") dated June 4, 1986 (the "Agreement").

     As an additional inducement to enter into the Agreement, the Fund hereby agrees with the Company, and the Company hereby agrees with the Fund, that the Fund and the Company each has a duty to the other party to cooperate in any investigation relating to the subject matter of the Agreement conducted by any regulatory or other governmental body having jurisdiction.

     The Fund hereby further agrees with the Company that

     (i) the Fund will use its best efforts to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1954, as amended, and

     (ii) that termination of the Participating Contract and Policy Agreement dated June 4, 1986 between Scudder Fund Distributors, Inc. and CNL, Inc. will not affect the effectiveness of the Agreement.

     If the foregoing represents your understanding, kindly execute the additional copy of this letter provided and return it to the undersigned.

                                           SCUDDER VARIABLE LIFE INVESTMENT
                                              FUND


                                           By _____________________________
                                              /S/David B. Watts

The foregoing represents our understanding.

CHARTER NATIONAL LIFE INSURANCE COMPANY

By ____________________________________
   /S/ G. Thomas Mitchell

                      Scudder Investor Services, Inc.
                         Two International Place
                       Boston,  Massachusetts 02110



February 20, 1996



CNL, Inc.
8301 Maryland Avenue
St. Louis, MO  63105

Ladies and Gentlemen:


Reference is made to the Participating Contract and Policy Agreement (the "Agreement") between Scudder Investor Services, Inc. ("SIS"), the principal underwriter of Shares of Scudder Variable Life Investment Fund (the "Fund"), and you with respect to the offer and sale of Participating Contracts and Policies for which the Fund serves as a funding vehicle.

In order to reflect the new multiple class structure and addition of a Rule 12b-1 Plan with respect to Class B Shares of all Portfolios (with the exception of the Money Market Portfolio) of the Fund, the following sections of the Agreement are hereby amended or supplemented as follows:

(1) Section 4 of the Agreement is amended to include the following subsection (e):

With respect to payments to be made to SIS pursuant to a Rule 12b-1 Plan for the Fund, you will not seek reimbursement for administration and recordkeeping services under the Fund's Rule 12b-1 Plan that have been or will be paid for by any fees or charges imposed on owners of participating Contracts and Policies by a Participating Insurance Company for such services. This limitation does not, however, apply to profits that you earn from fees and charges under Participating Contracts and Policies for your nondistribution-related costs and expenses, such as mortality and expense risk charges under Participating Contracts and Policies, which profits may be available for your use to pay distribution and other expenses incurred by you. Further, this provision does not restrict you from receiving sales charges on purchases and redemptions, consistent with applicable law, made under or redemption proceeds from a Participating Contract or Policy at the same time that you are seeking reimbursement for expenses under the Fund's Rule 12b-1 Plan.

(2) Section 5 of the Agreement is amended to include the following subsection (c):

We shall reimburse you, subject to the minimum amounts set forth in the attached schedule, for those distribution and shareholder servicing-related expenses that are permitted to be paid for by the Fund under the Fund's Rule 12b-1 Plan and for which (i) you submit documentation, as may be requested by us or by the Fund's Board of Trustees, and (ii) we receive payment for such expenses from the Fund under the Fund's Rule 12b-1 Plan. We shall remit to you as promptly as reasonably practicable all payments received by us from the Fund for remittance to you pursuant to the Fund's Rule 12b-1 Plan.
(3) Section 12 of the Agreement is amended to include the following sentence at the end of that section:

To the extent we receive payments under any provision of this Agreement pursuant to a Rule 12b-1 Plan for the Fund, both you and we understand and agree that this Agreement will be subject to the applicable approval, reporting and termination requirements set forth in Rule 12b-1.

This letter constitutes notice of the above amendments. Your first sale of contracts and/or policies after receipt of this notice and after the expiration of any applicable minimum notice requirement set forth in the Agreement constitutes your acceptance of such amendments to the Agreement. Capitalized terms used in this letter without definition that are defined in the Agreement shall have the same meaning assigned to them in the Agreement.

                                            SCUDDER INVESTOR SERVICES, INC.


                                            _______________________________
                                            /S/ David S. Lee
                                            President